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                                                                    EXHIBIT 23.1

                              ACCOUNTANTS' CONSENT


To the Board of Directors
Orchid BioSciences, Inc.

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                  /s/ KPMG LLP
                                  ----------------------
                                  KPMG LLP

Princeton, New Jersey
May 8, 2001